Annual Fund Operating Expenses - iShares Bloomberg Roll Select Commodity Strategy ETF - iShares Bloomberg Roll Select Commodity Strategy ETF	Mar. 01, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.28%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	none
Acquired Fund Fees and Expenses	0.01%
Expenses (as a percentage of Assets)	0.29%
Fee Waiver or Reimbursement	(0.01%)
Net Expenses (as a percentage of Assets)	0.28%